                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [_]

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                                   ----------

                      Keystone Automotive Operations, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                               23-2950980
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                 Keystone Automotive Operations of Canada, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   23-2996445
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                  Keystone Automotive Operations Midwest, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   23-2996020
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Keystone Marketing Services, Inc.
               (Exact name of obligor as specified in its charter)

Nevada                                                     88-0424596
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          KAO Management Services, Inc.
               (Exact name of obligor as specified in its charter)

Nevada                                                     88-0424595
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           A&A Auto Parts Stores, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                               23-3001870
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                 Key Comp, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                               23-3010118
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     Keystone Automotive Distributors, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                               23-2999264
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                       American Specialty Equipment Corp.
               (Exact name of obligor as specified in its charter)

New York                                                   11-2153031
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                               Driverfx.com, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                               52-2204596
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

44 Tunkhannock Avenue
Exeter, Pennsylvania                                       18643
(Address of principal executive offices)                   (Zip code)

                                   ----------

                    9 3/4% Senior Subordinated Notes due 2013
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                 Name                                  Address
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Superintendent of Banks of the State of  2 Rector Street, New York, N.Y.  10006,
New York                                 and Albany, N.Y. 12203

Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation    Washington, D.C.  20429

New York Clearing House Association      New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of May, 2004.

                                        THE BANK OF NEW YORK


                                        By:  /s/ ROBERT A. MASSIMILLO
                                            ------------------------------------
                                            Name: ROBERT A. MASSIMILLO
                                            Title: VICE PRESIDENT

                                                                       EXHIBIT 6




                             CONSENT OF THE TRUSTEE




Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Keystone Automotive Operations, Inc. 9-3/4% Senior Subordinated Notes due 2013, The Bank of New York, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                        THE BANK OF NEW YORK


                                        By: /s/ Robert A. Massimillo
                                            ----------------------------
                                            Name:  Robert A. Massimillo
                                            Title: Vice President


New York, New York
May 14, 2004

                                                                       EXHIBIT 7
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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ..........................                  $3,752,987
   Interest-bearing balances ...................................................                   7,153,561
Securities:
   Held-to-maturity securities .................................................                     260,388
   Available-for-sale securities ...............................................                  21,587,862
Federal funds sold and securities purchased under
   agreements to resell ........................................................
   Federal funds sold in domestic offices ......................................                     165,000
   Securities purchased under agreements to
   resell ......................................................................                   2,804,315
Loans and lease financing receivables:
   Loans and leases held for sale ..............................................                     557,358
   Loans and leases, net of unearned
     income ....................................................................                  36,255,119
   LESS: Allowance for loan and
     lease losses ..............................................................                     664,233
   Loans and leases, net of unearned
     income and allowance ......................................................                  35,590,886
Trading Assets .................................................................                   4,892,480
Premises and fixed assets (including capitalized
   leases) .....................................................................                     926,789
Other real estate owned ........................................................                         409
Investments in unconsolidated subsidiaries and
   associated companies ........................................................                     277,788
Customers' liability to this bank on acceptances
   outstanding .................................................................                     144,025
Intangible assets ..............................................................
   Goodwill ....................................................................                   2,635,322
   Other intangible assets .....................................................                     781,009
Other assets ...................................................................                   7,727,722
                                                                                                 -----------
Total assets ...................................................................                 $89,257,901
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices .........................................................                 $33,763,250
   Noninterest-bearing .........................................................                  14,511,050
   Interest-bearing ............................................................                  19,252,200
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................................                  22,980,400
   Noninterest-bearing .........................................................                     341,376
   Interest-bearing ............................................................                  22,639,024
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices ...................................................................                     545,681
   Securities sold under agreements to
     repurchase ................................................................                     695,658
Trading liabilities ............................................................                   2,338,897
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ...................................................                  11,078,363
Bank's liability on acceptances executed and
   outstanding .................................................................                     145,615
Subordinated notes and debentures ..............................................                   2,408,665
Other liabilities ..............................................................                   6,441,088
                                                                                                 -----------
Total liabilities ..............................................................                 $80,397,617
                                                                                                 ===========
Minority interest in consolidated subsidiaries .................................                     640,126

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus .....................................................................                           0
Common stock ...................................................................                   1,135,284
Surplus ........................................................................                   2,077,255
Retained earnings ..............................................................                   4,955,319
Accumulated other comprehensive income .........................................                      52,300
Other equity capital components ................................................                           0
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Total equity capital ...........................................................                   8,220,158
                                                                                                 -----------
Total liabilities minority interest and equity capital .........................                 $89,257,901
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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi     ]
Gerald L. Hassell   ]           Directors
Alan R. Griffith    ]